UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2012

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On February 10, 2012, Northern Illinois Gas Company, a wholly-owned subsidiary of AGL Resources Inc. (the “Company”) doing business as Nicor Gas Company (“Nicor Gas”), filed a pre-hearing memorandum with the Illinois Commerce Commission (the “ICC”) noting that Nicor Gas and the staff of the ICC (the “Staff”) have recently committed to a stipulated resolution of all issues asserted by the Staff in connection with the Nicor Gas Performance-Based Rate (PBR) plan case.  In connection with the proposed resolution, Nicor Gas has agreed to credit customers $64 million.  This proposed resolution is not final and is subject to review and approval by the ICC. The Citizens Utility Board and the Illinois Attorney General's Office are not parties to this stipulated resolution and continue to pursue their claims in the case.

The Company does not expect the proposed resolution to affect its 2011 or 2012 consolidated statements of income, as the $64 million proposed credit is consistent with the estimated liability the Company expects to record for this matter as part of its accounting for its December 2011 merger with Nicor, Inc.
To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, "forward-looking statements").

These forward-looking statements relate to, among other things, the stipulated resolution of issues asserted by the Staff in connection with the Nicor Gas Performance-Based Rate plan and the expected impact on the Company's 2011 or 2012 consolidated statements of income. Forward-looking statements can generally be identified by the use of words such as "believe", "anticipate", "expect", "estimate", "intend", "continue", "plan", "project", "will", "may", "should", "could", "would", "target", "potential" and other similar expressions. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the possibility that the ICC may not approve the stipulation and other risk factors relating to this matter, as detailed from time to time in AGL Resources' reports filed with the Securities and Exchange Commission ("SEC").

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this report, as well as under Item 1.A. in AGL Resources' Annual Report on Form 10-K for the fiscal year December 31, 2010. AGL Resources cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed resolution or other matters attributable to AGL Resources or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. AGL Resources does not undertake any obligation to update or revise any forward-looking statement, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 13, 2012	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer